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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 1999 relating to the financial statements, which appears in Integrated Packaging Assembly Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP
San Jose, California
October 1, 1999